EXHIBIT 10.82

STATE OF TEXAS	§
§
COUNTY OF CHAMBERS	§

NOTICE OF FORECLOSURE SALE
CHAMBERS COUNTY, TEXAS

Date:  June 5th, 2008

Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (“Deed of Trust”):

Dated:	May 11, 2007

Grantor:	Tekoil and Gas Gulf Coast, LLC, a Texas limited liability company

Trustee:	John Howie

Lender:	J. Aron & Company

Recorded in:	The office of the County Clerk of Chambers County, Texas on May 14, 2003 in Book 955, Page 588, Official Public Records.

Secures:
Promissory Note (“Note”) dated May 11, 2007, in the original principal amount of $50,000,000.00, executed by Grantor and payable to the order of Lender, and all other indebtedness of Grantor to Lender as described in the Deed of Trust

Property:	The real property, improvements and personal property described in the attached Exhibit A, that is attached hereto and made a part hereof.

Trustee’s	Haynes and Boone, LLP
Address:	One Houston Center
1221 McKinney, Suite 2100
Houston, Texas 77010

Foreclosure Sale:

Date:	Tuesday, July 1, 2008

Time:	The sale of the Property (“Foreclosure Sale”) will take place between the hours of 10:00 a.m. and 4:00 p.m. local time; the earliest time at which the Foreclosure Sale will begin is 10:00 a.m.

Place:	Chambers County Courthouse in Anahuac, Texas, in the area designated by the Chambers County Commissioners Court

Terms of Sale:
The Foreclosure Sale will be conducted as a public auction and the Property will be sold to the highest bidder for cash, except that Lender's bid may be by credit against the indebtedness secured by the lien of the Deed of Trust.

One or more Events of Default have occurred in the payment of the Note. Because of the occurrence of the Events of Default, Lender, the owner and holder of the Note, has requested Trustee to sell the Property.

The Deed of Trust may encumber both real and personal property. Formal notice is hereby given of Lender's election to proceed against and sell both the real property and any personal property described in the Deed of Trust in accordance with the Lender's rights and remedies under the Deed of Trust and the Texas Business and Commerce Code.

Therefore, notice is given that on and at the Date, Time and Place of sale described above, Trustee will sell the Property by public sale to the highest bidder for cash in accordance with the Deed of Trust.

/s/ John Howie

John Howie
Trustee

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on this 5th day of June, 2008, by John Howie, Trustee.

(SEAL)	/s/ Maureen E. Meyers
Notary Public, State of Texas

MAUREEN E. MEYERS
Notary Public, State of Texas
My Commission Expires
November 15, 2009

Exhibit A: Property Description

AFTER RECORDING, RETURN TO:
Haynes and Boone, LLP
1221 McKinney, Suite 2100
One Houston Center
Houston, Texas 77010
Attn: Randy Browne